Exhibit 99.1



                                   RESIGNATION


To:      The Board of Directors of
         Manu Forti Group Inc. ("the Corporation")


I, Stephen Kenwood, hereby resign as Director of the Corporation effective immediately.

Dated this 31st day of May, 2004



                                         /s/ Stephen Kenwood
                                         -------------------
                                             Stephen Kenwood